Exhibit 99.1

Nomadar Executes Binding Offer to Exercise Purchase Option for 130,000 sqm at JP Financial Arena Site, Advancing Flagship European Sports & Entertainment Platform

Milestone strengthens control over strategic 291,000  sqm development footprint in El Puerto de Santa María (Cádiz, Spain), advancing a large-scale destination infrastructure asset at the intersection of global tourism, sports, and live-event economies

MARSHALL, Texas – April 14, 2026 – Nomadar Corp. (NASDAQ: NOMA) (“Nomadar” or the “Company”), a global sports, tourism, and technology platform, today announced that it has signed a binding offer to execute the purchase option over approximately 130,000 square meters of land currently under a lease agreement with option to buy from Sport City Cádiz.

The land represents a significant portion of the total 291,000 square meters included in the original agreement between the parties and marks a critical step toward securing the full development footprint of the Company’s flagship JP Financial Arena project. Nomadar expects to formally execute the purchase within 90 business days, in accordance with contractual terms.

This transaction represents a foundational milestone in Nomadar’s strategy to establish a large-scale, multi-use destination infrastructure platform integrating sports, entertainment, tourism, and digital engagement. By consolidating control over a substantial portion of the project footprint, Nomadar is advancing what it expects will become a high-visibility international venue asset designed to serve multiple global demand channels across events, hospitality, and experiential offerings.

The JP Financial Arena is being developed as an international hub for cultural and sporting events, concerts, conferences, and corporate gatherings within the MICE tourism segment, alongside high-performance sports training and experiential offerings. The project is designed to combine physical infrastructure with scalable digital and commercial ecosystems, positioning Nomadar to participate in multiple high-growth verticals tied to global event-driven economies.

Located in El Puerto de Santa María (Cádiz, Spain), the site benefits from a strategic geographic position connecting Europe, North America, and Latin America. The broader Andalusia region is one of Europe’s leading tourism destinations, with Spain welcoming approximately 95 million international visitors in 2025, while Andalusia consistently attracts over 30 million visitors annually, reinforcing long-term  demand fundamentals for destination-scale infrastructure projects of this nature.

This milestone builds on recent operational and financial momentum. As previously announced, Nomadar has entered into commercial agreements which represent approximately $2 million for 2026, more than double the Company’s total revenue for 2025; and has secured approximately $7.3 million in new capital from strategic investors, strengthening its financial position to advance key initiatives, including the JP Financial Arena development.

Joaquin Martin, CEO of the Americas and Global Vice Chairman of Nomadar, stated:

“Securing a substantial portion of the land required for the JP Financial Arena is an important new milestone we have achieved as we continue to build momentum in our business. This step strengthens our ability to advance one of our most strategic assets and reinforces our position at the intersection of global tourism, large-scale events, and sports-driven experiences. We believe this project has the potential to evolve into a premier destination platform serving international audiences across multiple sectors.”

Nomadar continues to execute a disciplined, multi-phase development strategy, aligning land acquisition, capital deployment, and project planning to support long-term value creation and scalable platform expansion.

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About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the JP Financial Arena real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding the Company’s revenues for 2026, strategic investments in the Company and the potential benefits thereof, closing of the Company’s binding offer to acquire land, and statements related to the desirability of the Company’s commercial real estate portfolio. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward- looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Public Relations/Strategic Advisory

Phoenix MGMT & Consulting

PR@PhoenixMGMTconsulting.com

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com
or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com